                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 1998

                    LOEWS CINEPLEX ENTERTAINMENT CORPORATION
              Exact name of registrant as specified in its charter


DELAWARE                       File No. 1-14099                 13-3386485
                                        --------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
 of incorporation)                                              Identification Number)

711 Fifth Avenue, 11th Floor, New York, New York       10022
(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code:    (212) 833-6200

                                 Not Applicable
         (former name of former address, if changed since last report)
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Item 5.  Other Events.

On June 16, 1998, Loews Cineplex Entertainment Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c)   Exhibit:

99.1  Press Release, dated June 16, 1998.


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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION



                                  By:

Dated:  June 16, 1998             /s/ John C. McBride, Jr.
                                  John C. McBride, Jr.
                                  Senior Vice President and General Counsel


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

                   LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                                   FORM 8-K

                                CURRENT REPORT

                                 EXHIBIT INDEX

Exhibit No.                       Description
99.1               Press Release, dated June 16, 1998

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